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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):         November 10, 2004
                                                     ---------------------------

                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
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             (Exact name of Registrant as Specified in its Charter)


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
              Maryland                               001-13417                              13-3950486
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
    (State or Other Jurisdiction                     (Commission                           (IRS Employer
         of Incorporation)                           File Number)                       Identification No.)


                  379 Thornall Street, Edison, New Jersey 08837
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                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code            (732) 548-0101
                                                   -----------------------------


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 10, 2004, Hanover Capital Mortgage Holdings, Inc. (the "Company") issued a press release announcing its financial results for the three months and nine months ended September 30, 2004. A copy of the release is furnished as
Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this section of this Current Report on Form 8-K and
Exhibit 99.1 attached hereto shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

         (c)               Exhibits.
                           --------

         99.1              Press Release dated November 10, 2004.



                          [signature on following page]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HANOVER CAPITAL MORTGAGE HOLDINGS, INC.


Date:  November 10, 2004               By:               /s/ J. Holly Loux
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                                          J. Holly Loux, Chief Financial Officer
                                          and Treasurer


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                                INDEX TO EXHIBITS


EXHIBIT NO.          DESCRIPTION
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Exhibit 99.1         Press Release dated November 10, 2004